Exhibit 10.7

Execution Version

INVESTORS’ RIGHTS AGREEMENT

By and Among

C-PAK CONSUMER PRODUCT HOLDINGS SPV I LLC,

C-PAK PREFCO SVP I, INC.,

and

PINEY LAKE OPPORTUNITIES ECI MASTER FUND LP

dated as of

May 3, 2019

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of May 3, 2019, by and among C-PAK Consumer Product Holdings SPV I, LLC, a Delaware limited liability company (the “Company”), C-PAK PREFCO SVP I, INC., a Delaware corporation (“PrefCo”), and Piney Lake Opportunities ECI Master Fund LP, a Cayman Islands exempted limited partnership (“PLC”).

RECITALS

WHEREAS, PrefCo and PLC collectively hold all of the outstanding Common Units;

WHEREAS, PrefCo holds all of the outstanding Preferred Units; and

WHEREAS, the Company, PrefCo and PLC desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein shall have the meaning set forth in the Amended and Restated Limited Liability Company Agreement of the Company, by and between the Company and each of the Persons party thereto (the “LLC Agreement”). Any capitalized terms used herein, but not defined in the LLC Agreement, have the meanings set forth in this Section 1:

“Agreement” is defined in the preamble.

“Company” is defined in the preamble.

“Certificate” is the Amended and Restated Limited Liability Company Agreement of the Company.

“LLC Agreement” is defined in Section 1.

“Notice” is defined in Section 3.1.

“Offered Interests” is defined in Section 3.

“Offered Units” is defined in Section 3.2.

“PLC” is defined in the preamble.

“PrefCo” is defined in the preamble.

“Public Offering” means any sale of common equity securities of the Company or any Subsidiary of the Company (or, in each case, any successor thereto) pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission or the equivalent thereof in a jurisdiction other than the United States.

“Purchaser” is defined in Section 4.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Member” is defined in Section 4.1.

“Tag-Along Notice” is defined in Section 4.1.

“Tag-Along Units” is defined in Section 4.1.

2. Registration Rights. The Company covenants and agrees that in connection with an initial Public Offering, the Company and each of PrefCo and PLC will enter into a customary registration rights agreement with respect to such Member’s Common Units, and such registration rights agreement shall provide PrefCo and PLC (i) demand rights and (ii) piggyback registration rights, in each case, commensurate with such Member’s Percentage Interest.

3. Preemptive Rights. Subject to the terms and conditions specified in this Section 3, the Company hereby grants to each of PrefCo and PLC a right of first offer, proportionate to their respective Percentage Interest, with respect to future sales by the Company or Subsidiaries of Interests or other equity interests of the Company or any of its Subsidiaries (the “Offered Interests”); provided, however, that this Section 3 shall not apply to any issuances to an unaffiliated third party in connection with the Company’s entry into a bona fide joint venture transaction with such unaffiliated third party so long as such unaffiliated third party agrees to subordinate its interest in such joint venture to the Preferred Units in a manner satisfactory to the holders of Preferred Units. Each time the Company or any Subsidiary proposes to offer or sell any Offered Interests, the Company shall first make an offering of such Offered Interests to each of PrefCo and PLC in accordance with the following provisions:

3.1 No later than thirty (30) days prior to selling the Offered Interests, the Company shall deliver written notice (the “Notice”) to PrefCo and PLC stating (i) its bona fide intention to offer such Offered Interests, (ii) the number and description of such Offered Interests to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Offered Interests.

3.2 By written notification received by the Company, within twenty (20) days after giving of the Notice, each of PrefCo and PLC may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Offered Interests which equals its respective Percentage Interest, and PrefCo and PLC shall thereafter purchase such Offered Interests within five (5) calendar days following the expiration of such twenty (20) day period.

3.3 If either PrefCo or PLC fail to, or indicate in writing that it will not, exercise the option within the period provided in Section 3.2, the Company may, during the thirty (30) day period following the expiration of the period provided in Section 3.2, offer the Offered Interests not subscribed for PrefCo or PLC to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into such an agreement for the sale of the Offered Interests within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived, and such Offered Interests shall not be offered unless first reoffered to each of PrefCo and PLC in accordance herewith.

4. Tag-Along Rights.

4.1 If at any time PrefCo receives a bona fide written offer to sell any or all of its Common Units which it intends to accept (the Units and interests proposed for sale being the “Tag-Along Units”) to an unaffiliated Person (the “Purchaser”), PrefCo (the “Selling Member”) shall give the other Members a written notice (the “Tag-Along Notice”) of the Selling Member’s intent to sell the Tag-Along Units. The Tag-Along Notice shall disclose the identity of the Purchaser, the Tag-Along Units proposed to be sold, the terms and conditions, including price, of the proposed sale, and any other material terms and facts relating to the proposed sale. The Tag-Along Notice shall further state that such other Members may participate in such sale on the terms and conditions applicable to the sale of the Tag-Along Units in accordance with the provisions of this Section 4.

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4.2 If any other Member wishes to so participate in any sale under this Section 4, it shall notify the Selling Member in writing of such intention as soon as practicable after, and in any event within ten (10) days after, the date of the Tag-Along Notice and shall have the right to sell to the Purchaser, on the same terms and conditions as are involved in such sale of Tag-Along Units by the Selling Member, the number of such Member’s Common Units equal to the number of Common Units owned by such Member multiplied such Member’s Percentage Interest (such aggregate number of Common Units together with the Tag-Along Units, the “Offered Units”). The Selling Member and, if participating, any other Member, shall sell to the Purchaser all, or at the option of the Purchaser, any part of the Offered Units proposed to be sold as described in the Tag-Along Notice at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those described in the Tag-Along Notice; provided, however, that any purchase of Offered Units by the Purchaser shall be made from the Selling Member and, if participating, any other Member on a pro rata basis based upon number of Tag Along Units and the number of Common Units requested to be included in such transaction by the Purchaser.

4.3 The obligations of the parties pursuant to this Section 4 are subject to the satisfaction of the following conditions:

(a) in connection with any Transfer pursuant to this Section 4, (i) PLC shall not be required to make any representations or warranties in connection therewith other than with respect to title and ownership to the Units being conveyed by PLC and its authority; (ii) PLC’s indemnification obligations shall be limited to the lesser of (x) the amount of consideration received by PLC in such Transfer and (y) PLC’s pro rata portion of such indemnification obligation; (iii) PLC shall only be responsible for any indemnification obligation on a several (and not joint and several) basis; (iv) PLC’s indemnification obligations shall be limited to representations and warranties it makes regarding ownership of its equity in the Company; and (v) PLC shall not be required to enter into or be bound by any restrictive covenants (including non-competition and non-solicitation provisions) in connection with such Transfer pursuant to this Section 4; and

(b) if within ninety (90) days after the delivery of the Tag-Along Notice, the sale giving rise to the Tag Along Notice has not been consummated, all the restrictions on Transfer contained in this Agreement at such time shall again be in effect.

5. Miscellaneous.

5.1 Binding Effect. The Board of Managers has approved the execution and delivery of this Agreement by the Company and in doing so has explicitly approved the Transfers of Units contemplated herein, including, without limitation, pursuant to Section 4, for all purposes, including Section 14 of the LLC Agreement, which approval is irrevocable and may be relied on by the parties to this Agreement and shall be binding on the Members notwithstanding any subsequent action with respect thereto purported to be taken by the Board of Managers, the Company or any Member.

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5.2 Successors and Assigns. The rights, terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees (including any Permitted Transferees of Units) of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.3 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware without regard to any choice of law principles.

5.4 Counterparts. This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

5.5 Titles and Subtitles; Pronouns. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

5.6 Notices. Any notice or other document required or permitted to be given or delivered to any party shall be in writing and sent (i) by e-mail if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to such email address or physical address as subsequently modified by written notice given in accordance with this Section 5.6.

5.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company, PrefCo and PLC. Any amendment, termination, or waiver effected in accordance with this Section 5.7 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

5.8 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

5.9 Entire Agreement. This Agreement (including any Schedules hereto) and the agreements referenced herein constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

5.10 Jurisdiction. Any legal proceedings arising out of any of the transactions or obligations contemplated by this Agreement may be brought in the Court of Chancery of the State of Delaware or the United States District Court for the District of Delaware, and appellate courts therefrom. The parties hereto irrevocably and unconditionally: (a) submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to such jurisdiction; (b) waive any obligation which they may now or hereafter have to the venue of any suit, action or proceeding brought in such courts; and (c) waive any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.

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5.11 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

C-PAK CONSUMER PRODUCT HOLDINGS SPV I LLC,
a Delaware limited liability company

By:	/s/ Eric Blue
Name:	Eric C. Blue
Title:	Manager

C-PAK PREFCO SVP I, INC.,
a Delaware corporation

By:	/s/ Eric Blue
Name:	Eric C. Blue
Title:	Manager

PINEY LAKE OPPORTUNITIES ECI MASTER FUND LP,
a Delaware limited partnership

By:	Piney Lake Capital Management LP as Advisor

By:	/s/ Michael Lazar
Name:	Michael B. Lazar
Title:	President

Signature Page to Investors’ Rights Agreement

SCHEDULE A

SCHEDULE OF PARTIES

C-PAK Consumer Product Holdings SPV I LLC
8117 Preston Road, Suite 300
Dallas, TX 75225
Attention: Eric Blue
Email: eric.blue@capitalpark.net

With a mandatory copy, which shall not constitute notice, to:

Locke Lord LLP

2200 Ross Avenue, Suite 2800

Dallas, TX 75201

Attention: Arthur Anthony

Email: aanthony@lockelord.com

C-PAK PREFCO SVP I, INC.

8117 Preston Road, Suite 300

Dallas, TX 75225

Attention: Eric Blue

Email: eric.blue@capitalpark.net

With a mandatory copy, which shall not constitute notice, to:

Locke Lord LLP

2200 Ross Avenue, Suite 2800

Dallas, TX 75201

Attention: Arthur Anthony

Email: aanthony@lockelord.com

Piney Lake Opportunities ECI Master Fund LP

Four Greenwich Office Park

Greenwich, CT 06831

Attention: Michael C. Cassetta

Facsimile No.: (203) 307-5988

Email: notices@piney-lake.com

With a mandatory copy, which shall not constitute notice, to:

Proskauer Rose LLP

One International Place

Boston, MA 02110

Attn: Peter J. Antoszyk

Facsimile No.: (617) 526-9899

Email: pantoszyk@proskauer.com